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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 16, 2003

                         BRUSH ENGINEERED MATERIALS INC.
             (exact name of registrant as specified in its charter)

Ohio                             1-5885                      34-0119320
State or other juris-            (Commission                 (IRS Employer
diction of incorporation)        File Number)                Identification No.)

17876 St. Clair Avenue           Cleveland, Ohio             44110
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (216) 486-4200

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Item 5.           Other Events

                  On December 5, 2003, Brush Engineered Materials Inc. announced that it had completed the refinancing of its bank revolving credit and term loan. A copy of Brush Engineered Materials Inc.'s press release and the credit agreement with Bank One, NA was filed on December 8, 2003. The term loan "B" document with Guggenheim Corporate Funding, LLC is attached herewith.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  (C)      Exhibits

                           99.1 Credit Agreement, dated as of December 4, 2003, among Brush Engineered Materials Inc. and other borrowers party hereto and Guggenheim corporate Funding, LLC.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BRUSH ENGINEERED MATERIALS, INC.

Date: December 16, 2003              By: /s/Michael C. Hasychak
                                         Vice President, Secretary and Treasurer

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                               INDEX TO EXHIBITS

Exhibit Number           Description of Exhibit

     99.1                Credit Agreement, dated as of December 4, 2003.

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